UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2006

CLICKABLE ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23737	82-0290939
(State of Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)		Number)

711 South Columbus Avenue, Mt. Vernon, NY	10550
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(914) 699-5190

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Clickable Enterprises, Inc. (the “Company”) filed its annual report for the year ended March 31, 2006 on Form 10-KSB on June 29, 2006 (the “Form 10-KSB”). The Form 10-KSB contains side-by-side comparisons of the Company’s financial results for the years ended March 31, 2006 and 2005. The Form 10-KSB contains the audit report of Simontacchi & Company, LLP (“Simontacchi”) pertaining to the Company’s financial statements for the year ended March 31, 2006. The Form 10-KSB also contains the June 21, 2005 audit report of Weinberg & Company, P.A. (“Weinberg”) pertaining to the Company’s financial statements for the year ended March 31, 2005.

On June 29, 2006, Weinberg advised the Company that the Form 10-KSB does not comply with the requirements of Item 310 of Regulation S-B because the Company did not seek Weinberg’s consent or updated opinion with respect thereto.

The Company anticipates filing an amended annual report for the year ended March 31, 2006 on Form 10-KSB/A that complies with Item 310 of Regulation S-B (the “Amended Report”). On June 30, 2006, the Company filed a notification of late filing on Form 12b-25 indicating its plans to file such Amended Report.

Prior to the filing of the Amended Report, the financial statements as presented in the Form 10-KSB should not be relied upon.

As previously reported on the Company’s Current Report on Form 8-K filed on November 8, 2005 and on the Company’s Current Report on Form 8-K/A filed on January 26, 2006, the Company dismissed Weinberg as its auditor on November 8, 2005. Effective November 7, 2005, the Company engaged Simontacchi to serve as the independent public accountants to audit the Company’s financial statements for the fiscal year ending March 31, 2006.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to the safe harbors created thereby. These forward-looking statements are based on current expectations and projections about future events and financial trends. The words and phrases “expect,” “anticipate,” “will,” “plan,” “intend,” “may” and similar words or expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including, among other things, the Company’s timely filing of an amended annual report for the year ended March 31, 2006 on Form 10-KSB/A. These are representative of factors which could affect the outcome of the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLICKABLE ENTERPRISES, INC.

Dated: July 3, 2006	By:	/s/ Nicholas J. Cirillo
Nicholas J. Cirillo
President